UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Investment Grade Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2020

WESTERN ASSET

INVESTMENT GRADE

INCOME FUND INC. (PAI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that the Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser); up to 20% in other fixed income securities; and not more than 25% in securities restricted as to resale.

II	Western Asset Investment Grade Income Fund Inc.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Income Fund Inc. for the six-month reporting period ended June 30, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special Shareholder Notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western Asset Management Company, LLC, Western Asset Management Company Limited and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Investment Grade Income Fund Inc.	III

Letter from the president

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2020

IV	Western Asset Investment Grade Income Fund Inc.

Performance review

For the six months ended June 30, 2020, Western Asset Investment Grade Income Fund Inc. returned 1.06% based on its net asset value (“NAV”)i and -1.46% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexii and the Bloomberg Barclays U.S. Credit Indexiii, returned -3.80% and 4.82%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageiv returned 3.51% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.32 per share. As of June 30, 2020, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$15.31 (NAV)	1.06	%†
$14.97 (Market Price)	-1.46	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XPAIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Investment Grade Income Fund Inc.	V

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2020

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging or developing markets. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political, and economic uncertainties which could result in significant volatility. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

VI	Western Asset Investment Grade Income Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset Investment Grade Income Fund Inc.	VII

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2020 and December 31, 2019, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.9%
Communication Services — 10.0%
Diversified Telecommunication Services — 3.3%
AT&T Inc., Senior Notes	4.300%	2/15/30	$80,000	$93,830
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	427,678
AT&T Inc., Senior Notes	6.350%	3/15/40	50,000	69,730
AT&T Inc., Senior Notes	5.350%	9/1/40	30,000	37,766
AT&T Inc., Senior Notes	4.900%	6/15/42	150,000	180,614
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	249,064
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	366,113
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	70,000	114,288
Corning Inc., Senior Notes	3.900%	11/15/49	130,000	141,530
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	60,000	87,279
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	2,039,540
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	630,000	935,401
Total Diversified Telecommunication Services				4,742,833
Media — 4.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	580,000	587,975	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	145,663
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	344,983
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	413,943
Comcast Corp., Senior Notes	6.450%	3/15/37	220,000	325,878
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	249,105
Comcast Corp., Senior Notes	6.400%	5/15/38	950,000	1,418,156
Fox Corp., Senior Notes	5.476%	1/25/39	510,000	682,734
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	180,000	237,060
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	200,000	275,908
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	10,000	13,319
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	60,506
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	180,000	211,075
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	410,000	618,280

See Notes to Financial Statements.

2	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Walt Disney Co., Senior Notes	6.550%	3/15/33	$545,000	$804,659
Walt Disney Co., Senior Notes	7.750%	12/1/45	130,000	216,415
Total Media				6,605,659
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,210,710
Sprint Corp., Senior Notes	7.250%	9/15/21	640,000	671,683
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	383,349
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	353,511
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	60,000	69,666	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	210,000	250,473	(a)
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	210,000	274,695
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	10,000	11,962
Total Wireless Telecommunication Services				3,226,049
Total Communication Services				14,574,541
Consumer Discretionary — 3.3%
Automobiles — 0.6%
General Motors Co., Senior Notes	5.400%	10/2/23	130,000	140,668
General Motors Co., Senior Notes	6.125%	10/1/25	190,000	213,739
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	183,952
General Motors Co., Senior Notes	6.750%	4/1/46	270,000	294,469
Total Automobiles				832,828
Diversified Consumer Services — 0.3%
Board of Trustees of The Leland Stanford Junior University	3.089%	5/1/29	340,000	377,875
Hotels, Restaurants & Leisure — 1.5%
Marriott International Inc., Senior Notes	3.600%	4/15/24	200,000	201,201
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	188,697
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	295,252
McDonald’s Corp., Senior Notes	4.450%	9/1/48	10,000	12,376
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	380,000	382,147	(a)
Sands China Ltd., Senior Notes	4.600%	8/8/23	200,000	211,060
Sands China Ltd., Senior Notes	5.125%	8/8/25	450,000	489,130
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	221,468
Sands China Ltd., Senior Notes	4.375%	6/18/30	200,000	209,290	(a)
Total Hotels, Restaurants & Leisure				2,210,621
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	250,000	270,890
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	200,000	210,944
Total Household Durables				481,834

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	2.500%	6/3/50	$150,000	$154,800
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	3.900%	12/6/28	590,000	706,212
Home Depot Inc., Senior Notes	3.350%	4/15/50	50,000	57,404
Total Specialty Retail				763,616
Total Consumer Discretionary				4,821,574
Consumer Staples — 4.8%
Beverages — 2.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	840,000	1,031,083
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,390,000	1,578,284
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	70,000	82,078
Coca-Cola Co., Senior Notes	4.125%	3/25/40	180,000	229,032
Coca-Cola Co., Senior Notes	4.200%	3/25/50	110,000	144,049
Pernod Ricard SA, Senior Notes	5.750%	4/7/21	199,000	206,729	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	670,000	907,843	(a)
Total Beverages				4,179,098
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	110,000	116,053
Tobacco — 1.8%
Altria Group Inc., Senior Notes	3.800%	2/14/24	190,000	207,880
Altria Group Inc., Senior Notes	4.400%	2/14/26	410,000	472,444
Altria Group Inc., Senior Notes	4.800%	2/14/29	870,000	1,016,473
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	121,505
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	348,482
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	391,057
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	110,938
Total Tobacco				2,668,779
Total Consumer Staples				6,963,930
Energy — 15.6%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	2.920%	3/1/30	130,000	123,561
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	205,598
Total Energy Equipment & Services				329,159
Oil, Gas & Consumable Fuels — 15.4%
Apache Corp., Senior Notes	6.000%	1/15/37	106,000	95,458
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	131,678

See Notes to Financial Statements.

4	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.250%	2/1/42	$90,000	$73,537
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	440,000	487,361
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	470,000	463,201
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	20,000	22,114	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	40,000	43,051	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	600,000	633,675
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	170,000	172,150
ConocoPhillips, Senior Notes	6.500%	2/1/39	810,000	1,180,820
Continental Resources Inc., Senior Notes	4.500%	4/15/23	690,000	661,731
Continental Resources Inc., Senior Notes	4.375%	1/15/28	140,000	123,481
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	386,646
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	312,776
Ecopetrol SA, Senior Notes	5.375%	6/26/26	540,000	569,624
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	210,000	176,765	(b)(c)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	560,000	479,500	(b)(c)
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	860,000	914,825
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	30,000	32,895
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	20,000	21,767
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	40,000	40,853
Energy Transfer Operating LP, Senior Notes	5.000%	5/15/50	250,000	238,337
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	407,329
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	100,000	104,094
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	360,000	322,828	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	240,000	286,901
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	200,000	228,078
Exxon Mobil Corp., Senior Notes	2.995%	8/16/39	120,000	126,627
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	140,000	168,727
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	2,000,000	2,717,672
MPLX LP, Senior Notes	4.800%	2/15/29	60,000	66,795
MPLX LP, Senior Notes	4.500%	4/15/38	380,000	380,525
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	381,137
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	139,892
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	20,000	20,180
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	270,000	264,593

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	$980,000	$914,139
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	160,000	130,700
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	465,000	434,350
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.398%	2/8/21	390,000	384,249	(c)
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 1.450%)	1.842%	8/15/22	80,000	73,631	(c)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	120,000	118,478	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	200,000	181,500	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	190,000	212,058
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	280,000	295,540
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	298,410
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	425,293
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,005,000	820,648
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	217,008
Range Resources Corp., Senior Notes	9.250%	2/1/26	460,000	414,359	(a)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	375,527
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	470,000	612,472
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	230,000	289,937
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	130,000	139,119	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	371,110
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	32,107	(a)
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	660,000	635,448
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	680,000	654,500
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	90,000	86,974
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	80,000	67,024
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	270,000	234,966
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	47,000	60,256
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	47,900
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	905,651
WPX Energy Inc., Senior Notes	4.500%	1/15/30	110,000	97,014
Total Oil, Gas & Consumable Fuels				22,407,991
Total Energy				22,737,150

See Notes to Financial Statements.

6	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Financials — 30.7%
Banks — 20.0%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	$200,000	$188,288	(a)(b)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	339,536	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	400,000	426,210
Banco Santander SA, Senior Notes	3.490%	5/28/30	200,000	215,213
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	478,059
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	70,000	75,965	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	160,000	201,425	(c)
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	451,572
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,473,888
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	259,583	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	490,162
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	640,000	727,068	(c)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year ICE Swap Rate + 6.314%)	7.625%	3/30/21	330,000	335,156	(a)(b)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	280,000	343,122	(a)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	458,068	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	435,208
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	350,024
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	890,390
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	538,663
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	571,939
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	220,000	236,651	(a)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	450,000	649,141
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	340,000	466,192
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,191,450	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	1,780,000	1,870,916	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	230,000	256,240	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	$300,000	$308,120	(b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	240,886
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	229,379
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	70,000	98,714
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	674,169	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	300,000	305,818	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	219,493	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	260,000	262,773	(b)(c)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	50,000	60,542	(c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	640,752
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	490,000	660,249
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	360,000	374,227	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	370,000	384,115	(b)(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	480,000	547,379
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,360,000	1,970,259	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	590,000	614,762	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,118,585
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	392,299
Royal Bank of Scotland Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	230,000	238,205	(c)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	228,562	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	503,999	(a)
UniCredit SpA, Senior Notes	6.572%	1/14/22	590,000	623,511	(a)

See Notes to Financial Statements.

8	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then USD 5 year ICE Swap Rate + 4.750%)	5.459%	6/30/35	$360,000	$363,617	(a)(c)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,040,000	1,182,298	(a)(c)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/31/20	1,190,000	1,183,241	(b)(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	260,000	362,471	(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	584,383
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	580,000	744,559
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	110,000	130,121
Total Banks				29,167,617
Capital Markets — 4.1%
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	646,101
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	285,775	(a)(c)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	40,000	60,469
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	855,748
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	932,824
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	660,296
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	820,000	989,057	(a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	70,000	80,483	(a)
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	100,307
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	140,587
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	70,000	83,584
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	90,000	109,214
UBS AG Stamford, CT, Subordinated Notes	7.625%	8/17/22	340,000	379,324
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	580,000	602,878	(a)(b)(c)
Total Capital Markets				5,926,647
Consumer Finance — 0.8%
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	833,922
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	276,403
Total Consumer Finance				1,110,325

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	$340,000	$340,291	(d)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	330,000	328,155
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	6.500%	7/15/25	660,000	692,744
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	110,000	133,505	(a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	150,000	155,739	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	220,000	264,189	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	470,000	316,075	(a)(e)
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.020%	12/21/65	470,000	231,830	(a)(c)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate or 30 year Treasury Constant Maturity Rate) + 1.800%)	3.270%	12/21/65	270,000	142,910	(a)(c)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	194,510
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	392,000	368,139	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	201,425	(a)
Total Diversified Financial Services				3,369,512
Insurance — 3.5%
Allstate Corp., Junior Subordinated Notes (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	480,000	582,775	(c)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	80,000	77,758
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	92,409
American International Group Inc., Senior Notes	4.750%	4/1/48	70,000	84,538
AXA SA, Subordinated Notes	8.600%	12/15/30	200,000	290,703
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	230,000	249,116	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	639,366	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	80,000	82,479	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	337,167	(a)

See Notes to Financial Statements.

10	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	$1,150,000	$1,360,280
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	90,000	110,334	(a)
Nippon Life Insurance Co., Subordinated Notes (3.400% to 1/23/30 then 5 year Treasury Constant Maturity Rate + 2.612%)	3.400%	1/23/50	200,000	207,507	(a)(c)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	110,000	122,086	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	400,000	602,867	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	210,000	217,048	(a)
Total Insurance				5,056,433
Total Financials				44,630,534
Health Care — 8.7%
Biotechnology — 0.8%
AbbVie Inc., Senior Notes	4.550%	3/15/35	130,000	158,080	(a)
AbbVie Inc., Senior Notes	4.050%	11/21/39	740,000	866,583	(a)
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	87,653
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	67,684
Total Biotechnology				1,180,000
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	90,000	129,425
Becton Dickinson and Co., Senior Notes	4.669%	6/6/47	410,000	503,555
Total Health Care Equipment & Supplies				632,980
Health Care Providers & Services — 6.0%
Centene Corp., Senior Notes	4.750%	1/15/25	240,000	246,014
Centene Corp., Senior Notes	4.250%	12/15/27	100,000	103,423
Centene Corp., Senior Notes	4.625%	12/15/29	360,000	380,700
Centene Corp., Senior Notes	3.375%	2/15/30	500,000	505,637
Cigna Corp., Senior Notes	4.125%	11/15/25	340,000	391,025
Cigna Corp., Senior Notes	4.800%	8/15/38	340,000	431,631
Cigna Corp., Senior Notes	3.200%	3/15/40	140,000	148,842
CVS Health Corp., Senior Notes	4.100%	3/25/25	940,000	1,063,757
CVS Health Corp., Senior Notes	4.300%	3/25/28	540,000	631,978
CVS Health Corp., Senior Notes	4.780%	3/25/38	570,000	709,159
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	438,759
CVS Health Corp., Senior Notes	5.050%	3/25/48	560,000	734,743

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	$100,000	$108,871
DH Europe Finance II Sarl, Senior Notes	3.250%	11/15/39	40,000	44,251
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	10,000	11,299
HCA Inc., Senior Secured Notes	4.125%	6/15/29	210,000	231,905
HCA Inc., Senior Secured Notes	5.125%	6/15/39	110,000	128,458
HCA Inc., Senior Secured Notes	5.500%	6/15/47	220,000	268,521
HCA Inc., Senior Secured Notes	5.250%	6/15/49	350,000	420,325
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	120,085
Humana Inc., Senior Notes	4.800%	3/15/47	230,000	300,789
Magellan Health Inc., Senior Notes	4.900%	9/22/24	690,000	700,795
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	170,000	188,471
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	160,000	183,654
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	140,000	163,026
Total Health Care Providers & Services				8,656,118
Pharmaceuticals — 1.5%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	80,000	75,419	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	80,000	75,990	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	910,000	1,060,996	(a)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	250,000	349,531	(a)
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	100,000	100,024
Merck & Co. Inc., Senior Notes	2.350%	6/24/40	130,000	132,595
Merck & Co. Inc., Senior Notes	2.450%	6/24/50	120,000	120,991
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	213,294	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	39,610
Total Pharmaceuticals				2,168,450
Total Health Care				12,637,548
Industrials — 7.4%
Aerospace & Defense — 2.8%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	210,000	194,503	(a)
Avolon Holdings Funding Ltd., Senior Notes	3.950%	7/1/24	140,000	121,743	(a)
Boeing Co., Senior Notes	2.800%	3/1/24	320,000	324,843
Boeing Co., Senior Notes	3.100%	5/1/26	1,400,000	1,427,684
Boeing Co., Senior Notes	5.705%	5/1/40	210,000	239,796
Boeing Co., Senior Notes	5.805%	5/1/50	140,000	165,716
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	200,000	215,789
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	52,067

See Notes to Financial Statements.

12	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	$870,000	$1,151,060
United Technologies Corp., Senior Notes	4.625%	11/16/48	110,000	143,056
Total Aerospace & Defense				4,036,257
Airlines — 1.1%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	540,000	438,376
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	150,000	120,251
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	260,000	268,663	(a)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	35,560	33,443
Southwest Airlines Co., Senior Notes	4.750%	5/4/23	510,000	524,254
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	190,000	196,855
Total Airlines				1,581,842
Building Products — 0.3%
Carrier Global Corp., Senior Notes	3.377%	4/5/40	180,000	176,380	(a)
Carrier Global Corp., Senior Notes	3.577%	4/5/50	200,000	197,757	(a)
Total Building Products				374,137
Commercial Services & Supplies — 0.8%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	110,000	122,032
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	350,859
Waste Connections Inc., Senior Notes	4.250%	12/1/28	480,000	568,313
Waste Management Inc., Senior Notes	4.000%	7/15/39	160,000	164,807
Total Commercial Services & Supplies				1,206,011
Construction & Engineering — 0.7%
Vinci SA, Senior Notes	3.750%	4/10/29	890,000	1,027,611	(a)
Industrial Conglomerates — 1.0%
General Electric Co., Senior Notes	3.450%	5/1/27	70,000	71,710
General Electric Co., Senior Notes	3.625%	5/1/30	140,000	140,446
General Electric Co., Senior Notes	6.750%	3/15/32	200,000	243,517
General Electric Co., Senior Notes	6.875%	1/10/39	716,000	880,580
General Electric Co., Senior Notes	4.250%	5/1/40	60,000	59,824
General Electric Co., Senior Notes	4.350%	5/1/50	20,000	19,813
Total Industrial Conglomerates				1,415,890
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	306,178
Otis Worldwide Corp., Senior Notes	3.112%	2/15/40	30,000	30,681	(a)
Total Machinery				336,859
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	399,842

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Transportation Infrastructure — 0.2%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	$350,000	$363,654	(a)
Total Industrials				10,742,103
Information Technology — 3.3%
Communications Equipment — 0.4%
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	260,000	332,212
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	210,000	276,748
Total Communications Equipment				608,960
IT Services — 0.1%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	110,000	126,976
Semiconductors & Semiconductor Equipment — 1.4%
Applied Materials Inc., Senior Notes	2.750%	6/1/50	160,000	164,235
Broadcom Inc., Senior Notes	4.150%	11/15/30	280,000	304,905	(a)
Broadcom Inc., Senior Notes	4.300%	11/15/32	370,000	406,927	(a)
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	181,939
Intel Corp., Senior Notes	4.750%	3/25/50	10,000	14,161
Intel Corp., Senior Notes	4.950%	3/25/60	60,000	88,597
NVIDIA Corp., Senior Notes	3.500%	4/1/40	60,000	70,236
NVIDIA Corp., Senior Notes	3.500%	4/1/50	190,000	218,329
NVIDIA Corp., Senior Notes	3.700%	4/1/60	80,000	95,623
NXP BV / NXP Funding LLC / NXP USA Inc., Senior Notes	3.400%	5/1/30	100,000	107,816	(a)
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	270,000	335,869
Total Semiconductors & Semiconductor Equipment				1,988,637
Software — 0.9%
Microsoft Corp., Senior Notes	4.250%	2/6/47	970,000	1,324,718
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	425,326
HP Inc., Senior Notes	4.650%	12/9/21	310,000	326,124
Total Technology Hardware, Storage & Peripherals				751,450
Total Information Technology				4,800,741
Materials — 5.7%
Chemicals — 0.8%
Dow Chemical Co., Senior Notes	7.375%	11/1/29	800,000	1,126,411
Ecolab Inc., Senior Notes	4.800%	3/24/30	80,000	101,535
Total Chemicals				1,227,946
Metals & Mining — 4.7%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	500,000	534,896	(a)

See Notes to Financial Statements.

14	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	$50,000	$54,297
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	470,000	476,665
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	67,394
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	242,252
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	470,000	543,529	(a)(c)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	340,000	325,218	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	200,000	191,823	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	60,133
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	542,986	(a)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	162,069	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	530,000	568,699	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	360,000	386,394	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	181,817	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	558,538
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,504,793
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	350,000	369,246
Total Metals & Mining				6,770,749
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	7.375%	12/1/25	250,000	319,791
Total Materials				8,318,486
Real Estate — 0.8%
Equity Real Estate Investment Trusts (REITs) — 0.6%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	250,000	257,664
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	170,000	171,142
Welltower Inc., Senior Notes	4.125%	3/15/29	320,000	356,830
Welltower Inc., Senior Notes	2.750%	1/15/31	80,000	80,089
Total Equity Real Estate Investment Trusts (REITs)				865,725
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	341,087
Total Real Estate				1,206,812

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 2.6%
Electric Utilities — 2.6%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	$210,000	$267,748
Exelon Corp., Senior Notes	4.050%	4/15/30	120,000	138,843
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	351,223
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	830,000	1,213,720
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	100,000	115,796	(a)
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	150,000	179,156
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	150,000	165,692
Pacific Gas and Electric Co., Secured Bonds	1.750%	6/16/22	90,000	90,369
Pacific Gas and Electric Co., Secured Bonds	2.100%	8/1/27	130,000	128,979
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	90,000	88,275
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	40,000	39,086
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	10,000	9,690
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	310,000	361,765
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	390,000	702,124
Total Utilities				3,852,466
Total Corporate Bonds & Notes (Cost — $117,450,912)				135,285,885
Sovereign Bonds — 4.1%
Argentina — 0.7%
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	370,000	150,475	*(f)
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	120,000	48,330	*(f)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	390,000	156,219	*(f)
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	150,000	58,696	*(f)
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	150,000	58,614	*(f)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,220,000	515,462	*(a)(f)
Total Argentina				987,796
Canada — 0.8%
Province of Quebec Canada, Senior Notes	7.970%	7/22/36	650,000	1,140,112
Colombia — 0.7%
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	870,000	958,792

See Notes to Financial Statements.

16	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	$310,000	$285,174	(a)
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	240,000	271,302
Kenya — 0.3%
Kenya Government International Bond, Senior Notes	8.000%	5/22/32	460,000	455,547	(a)
Mexico — 0.2%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	360,000	361,611
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.375%	3/14/24	410,000	439,886	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	270,000	356,026	(a)
Total Qatar				795,912
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	440,000	537,766	(a)
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	70,000	89,971
Total Sovereign Bonds (Cost — $6,579,046)				5,883,983
Municipal Bonds — 1.2%
California — 0.9%
Los Angeles County, CA Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America Bonds	7.618%	8/1/40	650,000	1,091,571
University of California Revenue, Taxable, General Series AG	4.062%	5/15/33	150,000	159,402
Total California				1,250,973
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	190,981
Illinois — 0.2%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	310,000	341,360
Total Municipal Bonds (Cost — $1,580,441)				1,783,314

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $139,716)	0.625%	5/15/30	$140,000	$139,634

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%) (Cost — $143,068)	3.582%		5,725	127,381	(c)
Total Investments before Short-Term Investments (Cost — $125,893,183)				143,220,197
Short-Term Investments — 0.4%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $603,021)	0.109%		603,021	603,021	(g)
Total Investments — 98.8% (Cost — $126,496,204)				143,823,218
Other Assets in Excess of Liabilities — 1.2%				1,751,233
Total Net Assets — 100.0%				$145,574,451

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(f)	The coupon payment on these securities is currently in default as of June 30, 2020.
(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2020, the total market value of investments in Affiliated Companies was $603,021 and the cost was $603,021 (Note 7).

See Notes to Financial Statements.

18	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Abbreviation(s) used in this schedule:

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	71	9/20	$15,673,022	$15,678,797	$5,775
U.S. Treasury 5-Year Notes	239	9/20	29,986,296	30,052,383	66,087
U.S. Treasury Ultra Long- Term Bonds	31	9/20	6,779,128	6,762,844	(16,284)
					55,578
Contracts to Sell:
U.S. Treasury Long-Term Bonds	183	9/20	32,527,810	32,676,938	(149,128)
Net unrealized depreciation on open futures contracts					$(93,550)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $125,893,183)	$143,220,197
Investments in affiliated securities, at value (Cost — $603,021)	603,021
Interest receivable	1,671,031
Deposits with brokers for open futures contracts	598,325
Receivable for securities sold	356,745
Receivable from broker — net variation margin on open futures contracts	47,453
Other assets	13,944
Prepaid expenses	46,197
Total Assets	146,556,913

Liabilities:
Distributions payable	475,270
Payable for securities purchased	337,841
Investment management fee payable	60,326
Legal fees payable	58,146
Directors’ fees payable	219
Accrued expenses	50,660
Total Liabilities	982,462
Total Net Assets	$145,574,451

Net Assets:
Par value ($0.01 par value; 9,505,401 shares issued and outstanding; 20,000,000 shares authorized)	$95,054
Paid-in capital in excess of par value	131,954,943
Total distributable earnings (loss)	13,524,454
Total Net Assets	$145,574,451

Shares Outstanding	9,505,401

Net Asset Value	$15.31

See Notes to Financial Statements.

20	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2020

Investment Income:
Interest from unaffiliated investments	$3,322,978
Interest from affiliated investments	1,851
Dividends	3,612
Total Investment Income	3,328,441

Expenses:
Investment management fee (Note 2)	372,494
Legal fees	104,056
Fund accounting fees	33,290
Franchise taxes	30,185
Audit and tax fees	23,954
Transfer agent fees	17,863
Directors’ fees	11,618
Shareholder reports	8,386
Stock exchange listing fees	6,227
Custody fees	1,287
Miscellaneous expenses	4,555
Total Expenses	613,915
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,404)
Net Expenses	601,511
Net Investment Income	2,726,930

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(111,578)
Futures contracts	(1,838,823)
Net Realized Loss	(1,950,401)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	934,762
Futures contracts	(303,660)
Change in Net Unrealized Appreciation (Depreciation)	631,102
Net Loss on Investments and Futures Contracts	(1,319,299)
Increase in Net Assets From Operations	$1,407,631

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019	2020	2019

Operations:
Net investment income	$2,726,930	$5,845,678
Net realized loss	(1,950,401)	(79,108)
Change in net unrealized appreciation (depreciation)	631,102	14,844,335
Increase in Net Assets From Operations	1,407,631	20,610,905

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,017,284)	(6,525,410)
Decrease in Net Assets From Distributions to Shareholders	(3,017,284)	(6,525,410)

Fund Share Transactions:
Reinvestment of distributions (4,212 and 18,288 shares issued, respectively)	64,669	274,028
Increase in Net Assets From Fund Share Transactions	64,669	274,028
Increase (Decrease) in Net Assets	(1,544,984)	14,359,523

Net Assets:
Beginning of period	147,119,435	132,759,912
End of period	$145,574,451	$147,119,435

See Notes to Financial Statements.

22	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$15.48	$14.00	$15.39	$14.61	$13.84	$14.84

Income (loss) from operations:
Net investment income	0.29	0.62	0.65	0.68	0.70	0.70
Net realized and unrealized gain (loss)	(0.14)	1.55	(1.35)	0.79	0.76	(1.01)
Total income (loss) from operations	0.15	2.17	(0.70)	1.47	1.46	(0.31)

Less distributions from:
Net investment income	(0.32) [3]	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Total distributions	(0.32)	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)

Net asset value, end of period	$15.31	$15.48	$14.00	$15.39	$14.61	$13.84

Market price, end of period	$14.97	$15.52	$13.20	$15.76	$14.31	$13.02
Total return, based on NAV[4,5]	1.06%	15.77%	(4.62)%	10.27%	10.76%	(2.21)%
Total return, based on Market Price[6]	(1.46)%	23.05%	(11.96)%	15.31%	15.44%	1.88%

Net assets, end of period (millions)	$146	$147	$133	$146	$138	$131

Ratios to average net assets:
Gross expenses	0.87%[7]	0.85%	0.82%	0.76%	0.77%	0.76%
Net expenses[8,9]	0.85 [7]	0.83	0.80	0.74	0.75	0.74
Net investment income	3.85 [7]	4.12	4.47	4.53	4.87	4.82

Portfolio turnover rate	24%	66%	52%	50%	50%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company. The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

24	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$135,285,885	—	$135,285,885
Sovereign Bonds	—	5,883,983	—	5,883,983
Municipal Bonds	—	1,783,314	—	1,783,314
U.S. Government & Agency Obligations	—	139,634	—	139,634
Preferred Stocks	—	127,381	—	127,381
Total Long-Term Investments	—	143,220,197	—	143,220,197
Short-Term Investments†	$603,021	—	—	603,021
Total Investments	$603,021	$143,220,197	—	$143,823,218
Other Financial Instruments:
Futures Contracts	$71,862	—	—	$71,862
Total	$674,883	$143,220,197	—	$143,895,080

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$165,412	—	—	$165,412

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

26	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

28	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company, LLC (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., (“Legg Mason”) pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

In addition, the Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision.

During the six months ended June 30, 2020, fees waived and/or expenses reimbursed amounted to $12,404, which included an affiliated money market fund waiver of $214.

Western Asset Management Company Limited (“Western London”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays Western London a fee based on the pro rata assets of the Fund managed by Western London during the month.

30	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and Western London are wholly-owned subsidiaries of Legg Mason, Inc. As of July 31, 2020, the Adviser, LMPFA and Western London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$28,495,782	$5,254,992
Sales	30,552,946	6,196,189

At June 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$126,496,204	$20,515,427	$(3,188,413)	$17,327,014
Futures contracts	—	71,862	(165,412)	(93,550)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$71,862

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$165,412

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,838,823)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(303,660)

During the six months ended June 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$33,264,907
Futures contracts (to sell)	31,278,728

5. Distributions subsequent to June 30, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2020	7/1/2020	$0.0500
7/24/2020	8/3/2020	$0.0500
8/24/2020	9/1/2020	$0.0500
9/23/2020	10/1/2020	$0.0500

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of

32	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

common stock at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2020, the Fund did not repurchase any shares.

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the six months ended June 30, 2020. The following transactions were effected in shares of such company for the six months ended June 30, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$28,103	$14,400,144	14,400,144	$13,825,226	13,825,226

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,851	—	$603,021

8. Deferred capital losses

As of December 31, 2019, the Fund had deferred capital losses of $1,337,820, which have no expiration date, that will be available to offset future taxable capital gains.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

34	Western Asset Investment Grade Income Fund Inc. 2020 Semi-Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment manager, Western Asset Management Company, LLC (“Western Asset”), and the Fund’s subadviser, Western Asset Management Company Limited in London (the “Subadviser,” and collectively with Western Asset, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with Western Asset (the “Current Management Agreement”) and the current subadvisory agreement between Western Asset and the Subadviser (the “Current Subadvisory Agreement” and, collectively, the “Current Agreements”). Therefore, at a meeting of the Board of Directors of the Fund held on April 14, 20201, the Board, including the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Fund and Western Asset and the new sub-advisory agreement (the “New Sub-Advisory Agreement”, collectively, the “New Agreements”) between Western Asset and the Subadviser, an affiliate of Western Asset, with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in May, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Directors have also approved an interim investment management agreement between Western Asset and the Fund (the “Interim Management Agreement”) and an interim sub-advisory agreement between Western Asset and the Subadviser (the “Interim Sub-advisory Agreement” and, collectively, the “Interim Agreements”) that will take effect upon the closing of the Transaction to enable Western Asset and the Subadviser to serve as investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

1

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Directors participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Directors, including a majority of the Independent Directors, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Investment Grade Income Fund Inc.	35

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Advisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Directors met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Directors met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Directors considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Directors in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the April 14, 2020 meeting, the Directors sought additional information as they deemed necessary and appropriate. In connection with the Directors’ consideration of the New Agreements, the Independent Directors worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Directors requested information relevant to the consideration of the New Agreements and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Directors submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Directors reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Directors.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of the Advisers) and Franklin Templeton made presentations to, and responded to questions from, the Directors. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive session with their counsel to consider the New Agreements.

36	Western Asset Investment Grade Income Fund Inc.

The Directors’ evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Directors considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Directors that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Directors that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Directors regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)

that Franklin Templeton has informed the Board that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vi)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objectives of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

Western Asset Investment Grade Income Fund Inc.	37

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(x)	the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Directors approve the New Agreements;

(xiii)

that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Directors in the exercise of their business judgment during those years, and that within the past year the Directors had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Directors’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund, represented reasonable compensation to the Advisers in light of the services provided, the costs to the applicable Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Directors considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved in November 2019;

(xv)

that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Directors that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

38	Western Asset Investment Grade Income Fund Inc.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Directors considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. The Directors noted that, although Western Asset’s business is operated through separate legal entities, such as the Subadviser, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Subadviser. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the New Sub-Advisory Agreement between Western Asset and the Subadviser with respect to the Fund in addition to the information provided by Franklin Templeton in connection with their evaluation of the New Agreements. The Directors also noted that the Fund does not pay any management fees directly to the Subadviser because Western Asset pays the Subadviser for services provided to the Fund out of the management fee Western Asset receives from the Fund. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The information provided and presentations made to the Directors encompassed the Fund and all other funds for which the Directors have responsibility. The discussion below covers both the advisory and the administrative functions rendered by Western Asset, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the New Subadvisory Agreement.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Subadvisory Agreement. The Independent Directors also reviewed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of Western Asset and the Subadviser were present. The Independent Directors considered the New Management Agreement and the New Subadvisory Agreement separately in the course of their review. In doing so, they noted the respective roles of Western Asset and the Subadviser in providing services to the Fund.

Western Asset Investment Grade Income Fund Inc.	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund by Western Asset and the Subadviser under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Directors considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Directors have received information at regular meetings throughout the past year related to the services rendered by Western Asset in its management of the Fund’s affairs and Western Asset’s role in coordinating the activities of the Fund’s other service providers. The Directors’ evaluation of the services provided by Western Asset and the Subadviser took into account the Directors’ knowledge gained as Directors of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of Western Asset and the Subadviser, and the quality of Western Asset’s administrative and shareholder support services. In addition, the Directors reviewed the quality of Western Asset’s and the Subadviser’s services with respect to compliance with the investment policies of the Fund and conditions that might affect Western Asset’s or the Subadviser’s ability to provide high quality services to the Fund in the future under the New Agreements, including its business reputation, financial condition and operational stability. The Directors observed that the scope of services provided by Western Asset and the Subadviser, and the undertakings required of Western Asset and the Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Directors also noted that on a regular basis they received and reviewed information from Western Asset and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in their evaluation of the New Agreements. The Directors also considered the risks associated with the Fund borne by Western Asset and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as Western Asset’s and the Subadviser’s risk management processes.

40	Western Asset Investment Grade Income Fund Inc.

The Directors considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Directors also reviewed the qualifications, backgrounds and responsibilities of Western Asset’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Directors considered the experience of each Adviser’s personnel in providing the types of services that the Adviser is responsible for providing to the Fund; the ability of each Adviser to attract and retain capable personnel; the investment philosophy and research and decision-making processes of the Subadviser; the capability and integrity of each Adviser’s senior management and staff; and the level of skill required to provide the applicable services to the Fund. The Directors also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Directors considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. The Directors also considered the policies and practices of Western Asset and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Directors considered management’s periodic reports to the Directors on, among other things, its business plans and any organizational changes. Based on the foregoing, the Directors concluded that the Subadviser’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that Western Asset and the Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors received and considered performance information for the Fund as well as for a group of BBB-rated corporate debt funds. The Directors were provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Fund’s peer group. As in previous reviews, it was noted that while the Directors found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Directors also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Directors considered the Fund’s performance in light of overall financial market conditions. The Directors noted that the performance of the Fund exceeded its peer group’s average performance for the one-, three-, five- and ten-year periods ended December 31, 2019. With respect to the Fund, the Directors considered the factors involved in the Fund’s performance relative to the performance of the Fund’s peer group.

Western Asset Investment Grade Income Fund Inc.	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of Western Asset and the Subadviser to provide those services, and the Directors concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

The Directors considered that they had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Directors considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Directors also considered the management fee payable by the Fund and the total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Advisers’ other U.S. clients investing primarily in an asset class similar to that of the Fund, including separate accounts managed by Western Asset. The Directors observed that, when measured as a percentage of net assets for its most recently completed fiscal year, the Fund’s management fee paid by the Fund to Western Asset was above the average of the advisory fees paid by funds in its peer group and that Western Asset was responsible for payment of the management fee to the Subadviser. The Directors also noted that total expenses for the Fund were above the average of the total expenses of the funds in its peer group. They noted that the management fee paid by the Fund was lower than the management fee paid by the other clients of the Advisers with a similar investment strategy. In light of the foregoing, the Directors concluded that the difference in management fees paid by the Fund from those paid to Western Asset with respect to the Other Accounts was reasonable.

In evaluating the costs of the services to be provided by Western Asset and the Subadviser under the New Agreements, the Directors considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Directors determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

42	Western Asset Investment Grade Income Fund Inc.

The Directors received and considered an analysis of the profitability of Western Asset and its affiliates in providing services to the Fund. The Directors also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Directors received information with respect to Western Asset’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of Western Asset and its affiliates was considered by the Directors not excessive in light of the nature, extent and quality of the services provided to the Fund. The Directors noted that Western Asset does not have soft dollar arrangements.

The Directors considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

The Directors noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Directors noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Directors further evaluated the benefits of the advisory relationship to Western Asset and the Subadviser, including, among others, the profitability of the relationship to Western Asset and the Subadviser, the direct and indirect benefits that Western Asset and the Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between Western Asset, the Subadviser and Legg Mason Partners Fund Advisor, LLC, the Fund’s administrator. The Directors considered other benefits received by Western Asset, the Subadviser and their affiliates as a result of the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of Western Asset and the Subadviser to the Fund, the Directors considered that the ancillary benefits that Western Asset and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by Western Asset and the

Western Asset Investment Grade Income Fund Inc.	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Subadviser under the New Agreements, the Directors considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment that they were generally satisfied with the quality of services being provided by Western Asset and the Subadviser, but they would continue to closely monitor the performance of Western Asset and the Subadviser. After consideration of all the factors and information, and in the exercise of their business judgment, the Directors, including the Independent Directors, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

44	Western Asset Investment Grade Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Income Fund Inc. was held on May 8, 2020 for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	For	Withheld
Robert Abeles, Jr.	7,759,221	397,505
Jane F. Dasher	7,879,074	277,652
Anita L. DeFrantz	7,715,357	441,369
Susan B. Kerley	7,835,051	321,675
Michael Larson	7,864,792	291,934
Ronald L. Olson	7,862,964	293,762
Avedick B. Poladian	7,805,094	351,631
William E. B. Siart	7,720,592	436,134
Jaynie Miller Studenmund	7,816,466	340,260
Peter J. Taylor	7,865,722	291,004
Jane E. Trust	7,833,968	322,758

At June 30, 2020, the Trustees of the Fund were Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust.

Results of special meeting of shareholders

A Special Meeting of Shareholders of Western Asset Investment Grade Income Fund Inc. was held on June 12, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following provides information concerning the matters voted upon at the Meeting:

A Proposal to Approve a New Management Agreement with Western Asset Management Company, LLC.

A proposal to approve a new management agreement with Western Asset Management Company, LLC

For	Against	Abstain	Broker Non-Votes
4,489,264	107,154	282,134	—

Western Asset Investment Grade Income Fund Inc.	45

A Proposal to Approve a New Subadvisory Agreement with Western Asset Management Company Limited.

A proposal to approve a new subadvisory agreement with Western Asset Management Company Limited

For	Against	Abstain	Broker Non-Votes
4,479,574	108,159	290,819	—

46	Western Asset Investment Grade Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Western Asset Investment Grade Income Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

48	Western Asset Investment Grade Income Fund Inc.

Western Asset

Investment Grade Income Fund Inc.

Directors

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective March 6, 2020, Mr. Larson became a Director.

Western Asset Investment

Grade Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company,

LLC

Western Asset Management Company

Limited

Custodian

The Bank of New York Mellon

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock

Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Income Fund Inc.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012841 8/20 SR20-3958

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 26, 2020